UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Enova International, Inc. (“Enova” or the “Company”) was held on May 13, 2026. There were 24,945,366 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 22,823,203 shares were present in person or by proxy. The stockholders elected Ellen Carnahan, Lindsay Y. Corby, Steven Cunningham, Daniel R. Feehan, David Fisher, William M. Goodyear, James A. Gray, Gregg A. Kaplan, Mark P. McGowan, Linda Johnson Rice and Mark A. Tebbe as directors; approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation; and ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

The following is a summary of the voting results for the matters voted upon by the stockholders during the Annual Meeting:

Proposal No. 1 - Election of eleven members of the Company’s Board of Directors for a one-year term to expire at the 2027 Annual Meeting of Stockholders.

Director’s Name	Votes For	Votes Against	Broker Non-Votes
Ellen Carnahan	20,204,721	228,910	2,343,027
Lindsay Y. Corby	20,442,547	26,998	2,343,027
Steven Cunningham	20,332,921	101,626	2,343,027
Daniel R. Feehan	19,688,181	725,301	2,343,027
David Fisher	19,957,270	476,847	2,343,027
William M. Goodyear	20,286,353	127,223	2,343,027
James A. Gray	19,988,518	444,404	2,343,027
Gregg A. Kaplan	20,146,419	286,563	2,343,027
Mark P. McGowan	20,073,517	395,105	2,343,027
Linda Johnson Rice	19,544,442	925,066	2,343,027
Mark A. Tebbe	20,203,051	229,755	2,343,027

Proposal No. 2 - A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,342,651	901,115	236,410	2,343,027

Proposal No. 3 - Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
22,706,910	4,493	111,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova International, Inc.

Date:	May 13, 2026	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary